Exhibit 99.1

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UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

X
:
In re	:	Chapter 11
:
WASHINGTON MUTUAL, INC., et al.,	:	Case No. 08-12229 (MFW)
:
Debtor.	:	(Jointly Administered)
:
:
X
:
In re	:	Chapter 11
:
WMI Investment Corp.,	:	Case No. 08-12228 (MFW)
:
Debtor.	:
:
:
X
:
In re	:	Chapter 11
:
WASHINGTON MUTUAL, INC.,	:	Case No. 08-12229 (MFW)
:
Debtor.	:
	:	Re: D.I. 12686
:
X

FINAL DECREE AND ORDER

CLOSING REORGANIZED DEBTORS’ CHAPTER 11 CASES

AND TERMINATING CERTAIN CLAIMS AND NOTICING SERVICES

Upon the application dated November 14, 2019 (the “Application”)1, of WMI Liquidating Trust (“WMILT” or the “Trust”) for entry of an order, pursuant to section 350 of the Bankruptcy Code, Bankruptcy Rule 3022 and Local Rule 3022-1, authorizing, among other

[1]	Unless otherwise defined here, capitalized terms used herein shall have the meanings ascribed thereto in the Application.

Docket No. 12707 Filed: 12/20/19

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things, (a) the closing of the Debtors’ chapter 11 cases, (b) a post-closing mechanism with respect to undelivered and uncashed distributions, and (c) following a final distribution to holders of Class 18 Allowed Claims, (i) the wind-up and dissolution of the Trust, including the making of one or more charitable contributions of remaining Liquidating Trust Assets, and (ii) the termination of KCC as Claims Agent; and notice of the Application having been served upon the Office of the United States Trustee, the IRS and all parties requesting notices in the Debtors’ chapter 11 cases; and no further notice being required; and a hearing to consider the Application and relief requested therein having been held on December 19, 2019 (the “Hearing”); and based upon the evidence submitted and arguments presented at the Hearing, good and sufficient cause appearing therefor, it is hereby ORDERED as follows: 1. The chapter 11 case of Washington Mutual, Inc., Case No. 08-12229 (MFW), is hereby closed.

2. The chapter 11 case of WMI Investment Corporation, Case No. 08-12228 (MFW), is hereby closed.

3. Entry of this Final Decree and Order is without prejudice to the rights of WMILT, the Reorganized Debtors or other parties in interest to seek to reopen any of Debtors’ chapter 11 cases for cause pursuant to section 350(b) of the Bankruptcy Code.

4. Entry of this Order is not intended to have nor shall it have, any effect whatsoever on the Griffin Appeal and no party to such appeal may use this order or the closing of these chapter 11 cases to support or defend any position taken in the Griffin Appeal.

5. The Claims and Noticing services for the Debtors’ chapter 11 cases are terminated in accordance with the Application upon the completion of the services listed in decretal paragraph 6 below. Thereafter, KCC shall have no further obligations to this Court, WMILT, the Reorganized Debtors, or any other party in interest with respect to the Claims and Noticing

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Services in Debtors’ chapter 11 cases; provided, however, that KCC may still provide services to the Trust in connection with the wind-up and dissolution of the Trust.

6. Pursuant to Local Rule 2002-1(f)(ix), within thirty days of entry of a final decree KCC shall (a) forward to the Clerk of the Court an electronic version of all imaged claims, (b) upload the creditor mailing list into CM/ECF, and (c) docket a final claims register in the lead case containing claims of all cases. KCC shall also box and deliver all original claims to the Philadelphia Federal Records Center, 14470 Townsend Road, Philadelphia, Pennsylvania 19154 and docket a completed SF-135 Form indicating the accession and location numbers of the archived claims.

7. Within fourteen (14) days of entry of this Final Decree and Order, WMILT shall (a) file with the Court and provide to the U.S. Trustee all outstanding post-confirmation reports, and (b) pay all fees due and payable pursuant to 28 U.S.C. § 1930.

8. Commencing on the date ninety (90) days following the final distribution to be made pursuant to the Plan, WMILT is directed to (a) post a notice on the WMILT website, www.wmitrust.com, and maintain such notice for thirty (30) days, setting forth the names of parties (i) to whom distributions have been made and such distributions have been returned to WMILT or (ii) to whom distributions have been made and such distributions remain uncashed or not-negotiated and (b) publish a notice, the form of which is annexed hereto as Exhibit “A” once in The Seattle Times notifying all parties that have had their distributions returned to WMILT or which have gone unclaimed and the potential forfeiture of recoveries unless promptly negotiated.

9. In the event that a Creditor fails to respond to the notices and negotiate its distribution within sixty (60) days of the publication referred to in decretal paragraph 8 subsection (b) hereof, such Creditor shall be precluded from receiving any recovery from the

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Debtors’ estates and the distribution otherwise allocable to such Creditor shall be forfeited and become part of any ultimate donation to a charitable organization by WMILT.

10. Notwithstanding the closure of the Debtors’ chapter 11 cases and the wind-up and dissolution of WMILT, the Trust Advisory Board, the Liquidating Trustee, the officers and management of WMILT and their respective agents and representatives, including, without limitation, retained professionals of WMILT, shall continue to be entitled to the benefits of the exculpation and indemnification provisions of the Plan, the Confirmation Order and the Liquidating Trust Agreement, including, without limitation, the provisions of Article VII of the Liquidating Trust Agreement.

11. WMILT and its agents are authorized to take any and all actions necessary to effectuate the relief granted pursuant to this Final Decree and Order in accordance with the Application, including, without limitation, (a) any and all actions arising from or related to the wind-up and dissolution of WMILT and the amendment of the Liquidating Trust Agreement in connection therewith and (b) the making of donations to one or more charitable organizations in accordance with qualification requirements set forth in the Liquidating Trust Agreement.

12. Notwithstanding anything to the contrary, the terms and conditions of this Final Decree and Order shall be immediately effective and enforceable upon its entry.

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13. This Court shall retain jurisdiction to hear and determine all matters arising from or related to the implementation, interpretation, and/or enforcement of this Final Decree and Order.

Dated: December 20th, 2019	/s/ MARY F. WALRATH
Wilmington, Delaware	MARY F. WALRATH
UNITED STATES BANKRUPTCY JUDGE

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EXHIBIT A

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UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

—————————————————————————	X
:
In re	:	Chapter 11
:
WASHINGTON MUTUAL, INC., et al.,	:	Case No. 08-12229 (MFW)
:
Debtors.	:	(Jointly Administered)
:
:
—————————————————————————	X

NOTICE OF UNCLAIMED OR NON-NEGOTIATED DISTRIBUTIONS

PLEASE TAKE NOTICE that, by order, dated December         , 2019, the United States Bankruptcy Court for the District of Delaware authorized and approved, among other things, (a) the closing of the chapter 11 cases of Washington Mutual Inc. and WMI Investment Corp. (collectively, the “Debtors”) and (b) noticing procedures with respect to unclaimed or non-negotiated distributions made pursuant to the Debtors’ Seventh Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (the “Plan”).

PLEASE TAKE FURTHER NOTICE that, on                     , 2020, WMI Liquidating Trust (“WMILT”) made its final distribution of remaining assets and escrowed equity interests pursuant to the Plan. A list of recipients that have either (a) had any such distributions returned to WMILT due to incorrect initial or forwarding address information or (b) received such distributions but, as of the date hereof, have not negotiated the check distributed, is set forth on WMILT’s website, www.wmitrust.com. Any recipients’ listed thereon that have had distributions returned to WMILT shall have until May         , 2020, to notify WMILT of such recipients’ whereabouts and receive such distribution.

PLEASE TAKE FURTHER NOTICE that all distributions shall expire on June         , 2020 and the failure by a listed recipient to negotiate any distribution by June         , 2020 shall be a ban to any recovery on account of any claim against the Debtors and the Debtors’ chapter 11 estates and the distribution otherwise allocated to such Creditor should be forever forfeited.

For further information concerning the final distribution or this notice, please contact the Washington Mutual Restructuring Hotline at (888) 830-4644.

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Dated: February         , 2020

Wilmington, Delaware

PROSKAUER ROSE LLP	RICHARDS, LAYTON & FINGER, P.A.
Eleven Times Square	One Rodney Square
New York, New York 10036	Wilmington, Delaware 19801

Attorneys to the WMI Liquidating Trust

2